      Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Dexterity Surgical, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard A. Woodfield, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.     The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Richard A. Woodfield

Name: Title: Date:	Richard A. Woodfield President, Chief Executive Officer and Director May 12, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.